Dreyfus

Institutional

Money Market Fund

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statements of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                              Money Market Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Money Market Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the period, including a discussion with senior portfolio manager, Patricia A. Larkin.

After remaining relatively steady during the first quarter of 1999, yields on money market securities generally rose in the second quarter in response to expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Institutional Money Market Fund  perform during the period?

For the six-month period ended June 30, 1999, Dreyfus Institutional Money Market Fund produced an annualized yield of 4.49% for its Money Market Series and 4.11% for its Government Securities Series. Taking into account the effect of compounding, the annualized effective yield was 4.59% for its Money Market and 4.19% for its Government Securities Series.(1) The fund's Money Market Series provided a total return of 2.25%,(2) compared to the Lipper Institutional Money Market Funds category average total return of 2.31%, while the fund's Government Series provided a total return of 2.06%,(2) compared to the Lipper Institutional U.S. Treasury Money Market Funds category average total return of 2.14% for the same period.(3)

What is the fund's investment approach?

There are many factors we consider in managing the fund. We closely monitor the outlook for growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board (the "Fed") is a key determinant in our decision on how best to structure the fund.

In addition, we actively manage the average maturity of the fund in an attempt to take advantage of expected interest rate changes based upon our economic outlook. If we believe that interest rates will fall, we typically lengthen average maturity to lock in the then-current rates. Conversely, in a rising rate environment, we typically shorten maturities to be able to reinvest at anticipated higher rates in the future.

                                                             The Fund

As a money market fund, the fund only buys securities rated in one of the two highest rating categories for debt obligations, or of comparable credit quality. The fund must also maintain an average dollar-weighted fund maturity of 90 days or less and may buy only securities with remaining maturities of 13 months or less.

What other factors influenced the fund's performance?

Last fall, in the wake of Asian market turmoil, the Open Market Committee of the Fed cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence. Since then, there have been concerns that global and domestic factors might push the United States economy towards unsustainable growth.

As of June 30, 1999, Asian economies appear to have stabilized. What's more, the outlook for growth in the major industrialized nations has been improving. The domestic economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output, which shows signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Despite concerns that overly rapid economic growth might lead to destructive inflationary pressure, the Fed held interest rates steady through all but the very end of the period. Because we managed the fund at a relatively longer average maturity, investors have been able to benefit from stable rates and the Fed's long-held accommodative stance during the reporting period.

What is the fund's current strategy?

Throughout the reporting period, as the economy showed robust growth, bond and money markets anticipated a tightening of monetary policy by the Fed. Such tightening was signaled by Chairman Alan Greenspan's mid-May announcement of a shift in policy towards a bias to increase rates. The bias changed, in fact,
just    prior    to    the    end    of    the
reporting period, when the Fed raised the target Federal Funds rates by one-quarter of a point to five percent, with an accompanying return to a neutral stance on future Federal Funds rate movement. An initial relief rally has been replaced by a cautious "wait and see" market view.

Over the reporting period, the fund benefited from our commitment to a longer maturity structure. When rates did not rise as quickly as markets expected, longer maturities enhanced return. However, over the past few months, we have taken a somewhat less aggressive stance, slowly reducing the average maturity of our investments. In an uncertain market with the potential for further tightening, we have adopted this approach, while still seeking opportunities to capture additional yield as such opportunities arise.

July 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS-- Money Market Series

June 30, 1999 (Unaudited)

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--8.1%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Branch Bank & Trust Co.

   5.04%, 1/10/2000                                                                          18,000,000               17,997,257

First National Bank of Maryland

   5.14%, 2/23/2000                                                                          26,000,000               25,994,309

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $43,991,566)                                                                                                 43,991,566
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--42.9%

------------------------------------------------------------------------------------------------------------------------------------
Abbey National North America

   4.97%, 12/1/1999                                                                          15,670,000               15,348,334

BankAmerica Corp.

   4.96%, 10/7/1999                                                                          25,000,000               24,671,292

DaimlerChrysler NA Holdings

   4.92%, 7/9/1999                                                                           25,000,000               24,973,056

Donaldson, Lufkin & Jenrette Securities Corp.

   4.97%, 8/12/1999                                                                           5,000,000                4,971,358

Finova Capita1 Corp.

   4.96%-5.06%,  9/24/1999-10/22/1999                                                        26,800,000               26,413,570

General Electric Capital  Services Inc.

   4.97%, 10/20/1999                                                                         20,000,000               19,703,383

HSBC Americas Inc.

   4.99%, 11/24/1999                                                                         25,000,000               25,001,956

Hertz Corp.

   4.91%, 7/8/1999                                                                            5,000,000                4,995,285

Merita North America Inc.

   5.04%, 8/11/1999                                                                          25,000,000               24,857,639

Monsanto Co.

   4.94%, 10/19/1999                                                                          5,000,000                4,926,361

Paine Webber Group Inc.

   5.08%, 7/6/1999                                                                           17,000,000               16,988,313

Lehman Brothers Holdings Inc.

   5.40%, 8/5/1999                                                                           20,000,000               19,897,722

UBS Finance (DE) Inc.

   5.60%, 7/1/1999                                                                           21,000,000               21,000,000

TOTAL COMMERCIAL PAPER

   (cost $233,748,269)                                                                                               233,748,269




                                                                                             Principal
CORPORATE NOTES--24.5%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns Companies Inc.

   4.98%-5.09%, 9/15/1999-2/22/2000                                                          23,850,000  (a)          23,876,494

CIT Group Holdings Inc.

   4.87%, 9/21/1999                                                                          20,000,000  (a)          19,998,684

Ford Motor Credit Corp.

   4.95%, 5/5/2000                                                                           20,000,000  (a)          20,000,000

GTE Corp.

   5.20%, 6/12/2000                                                                          25,000,000  (a)          24,984,742

Heller Financial Inc.

   5.00%-5.01%, 9/8/1999-4/13/2000                                                           15,000,000  (a)          15,018,714

Paine Webber Group Inc.

   5.22%-5.32%, 10/4/1999-4/20/2000                                                           9,800,000  (a)           9,806,339

Salomon Smith Barney Holdings Inc.

   5.00%, 10/28/1999                                                                         20,000,000  (a)          20,000,000

TOTAL CORPORATE NOTES

   (cost $133,684,973)                                                                                               133,684,973
------------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM BANK NOTES--20.1%
------------------------------------------------------------------------------------------------------------------------------------

First Tennessee Bank

   4.84%, 4/19/2000                                                                          20,000,000  (a)          19,993,722

First Union National Bank

   5.21%, 9/24/1999                                                                          25,000,000               25,000,000

Key Bank N.A.

   4.97%, 10/15/1999                                                                         25,000,000  (a)          25,002,877

Lasalle National Bank

   4.91%, 10/12/1999                                                                         20,000,000               20,000,000

Old Kent Bank & Trust Co.

   4.96%, 6/2/2000                                                                           20,000,000  (a)          19,989,343

TOTAL SHORT-TERM BANK NOTES

   (cost $109,985,942)                                                                                               109,985,942

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
TIME DEPOSITS--3.6%                                                                          Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Republic National Bank of New York (London)

  5.12%, 7/1/1999

   (cost $19,644,000)                                                                        19,644,000               19,644,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $541,054,750)                                                                            99.2%              541,054,750

CASH AND RECEIVEABLES (NET)                                                                         .8%                4,231,500

NET ASSETS                                                                                       100.0%              545,286,250

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF INVESTMENTS--

Government Securities Series

June 30, 1999 (Unaudited)

                                                                          Annualized
                                                                           Yield on
                                                                            Date of              Principal

U.S.  TREASURY NOTES--55.3%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
6.375%, 7/15/1999                                                                5.35             5,000,000            5,001,536

5.875%, 7/31/1999                                                                4.52            19,000,000           19,014,394

5.875%, 8/31/1999                                                                4.71             5,000,000            5,008,246

5.875%, 2/15/2000                                                                4.78             8,000,000            8,051,223

5.5%, 3/31/2000                                                                  4.66             5,000,000            5,022,748

5.5%, 5/31/2000                                                                  4.88             5,000,000            5,017,954

5.875%, 6/30/2000                                                                5.23             3,000,000            3,014,959

TOTAL U.S. TREASURY NOTES

   (cost $50,131,060)                                                                                                 50,131,060
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.4%
------------------------------------------------------------------------------------------------------------------------------------

Bear Stearns & Co.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $8,001,666 (fully collateralized by
   $8,365,000 U.S. Treasury Strips,
   due 2/15/2000, value $8,055,495)                                              4.80             8,000,000            8,000,000

C.S. First Boston Corp.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $5,000,666 (fully collateralized by
   $5,044,000 U.S. Treasury Notes, 5.625%,
   due 4/30/2000, value $5,098,911)                                              4.80             5,000,000            5,000,000

Donaldson Lufkin Jenrette Securities Corp. Inc.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $8,001,066 (fully collateralized by
   $7,942,000 U.S. Treasury Notes, 7.875%
   due 11/15/1999, value $8,102,081)                                             4.80             8,000,000            8,000,000

Goldman Sachs & Co.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $10,320,928 (fully collateralized by
   $3,950,000 U.S. Treasury Notes, 6.375%
   due 6/22/2000, value $10,590,330)                                             3.24            10,320,000           10,320,000

Morgan Stanley & Co.
   dated 6/30/1999, due 7/1/1999 in the amount of

   $8,001,048 (fully collateralized by
   $7,900,000 U.S. Treasury Notes, 6.875%,
   due 3/31/2000, value $8,121,445)                                              4.72             8,000,000            8,000,000

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                       Annualized
                                                                         Yield on
                                                                          Date of

REPURCHASE AGREEMENTS (CONTINUED)                                        Purchase (%)                                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS

   (cost $39,320,000)                                                                                                 39,320,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $89,451,060)                                            98.7%                                 89,451,060

CASH AND RECEIVABLES ( NET)                                                      1.3%                                  1,159,346

NET ASSETS                                                                     100.0%                                 90,610,406

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                                                                      Money              Government
                                                                                                     Market              Securities
                                                                                                     Series                  Series
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities, at value (including repurchase
   agreements of $39,320,000 for the Government
   Securities Series)--Note 2(b)                                                                 541,054,750             89,451,060

Cash                                                                                                 738,385                194,902

Interest receivable                                                                                3,795,429                984,904

Prepaid expenses                                                                                      19,272                 12,976

                                                                                                 545,607,836             90,643,842
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        246,636                  7,780

Accrued expenses                                                                                      74,950                 25,656

                                                                                                     321,586                 33,436
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   545,286,250             90,610,406
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  545,323,786             90,620,282

Accumulated net realized gain (loss) on investments                                                  (37,536)                (9,876)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                   545,286,250             90,610,406
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                                               545,323,786             90,620,282

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($)                                            1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

                                                            Money   Government
                                                           Market   Securities
                                                           Series       Series
-----------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INTEREST INCOME                                        14,272,181    1,905,932

EXPENSES--NOTE 2(C):

Management fee--Note 3(a)                               1,410,213      200,719

Shareholder servicing costs--Note 3(b)                     72,863        1,883

Custodian fees                                             34,744       14,256

Trustees' fees and expenses--Note 3(c)                     31,083        5,924

Registration fees                                          17,728        9,849

Professional fees                                          16,682       20,574

Prospectus and shareholders' reports                          219           --

Miscellaneous                                              19,732          857

TOTAL EXPENSES                                          1,603,264      254,062

INVESTMENT INCOME--NET                                 12,668,917    1,651,870
-----------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B)($):     (3,181)      (9,876)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   12,665,736    1,641,994

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                              Money Market Series                          Government Securities Series
                                   -------------------------------------------   ----------------------------------------------

                                   Six Months Ended                               Six Months Ended
                                      June 30, 1999              Year Ended          June 30, 1999                Year Ended
                                        (Unaudited)       December 31, 1998             (Unaudited)        December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income--
   net                                   12,668,917              27,102,277              1,651,870                  3,992,120

Net realized gain (loss)
   on investments                            (3,181)                (27,774)                (9,876)                    10,367

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                            12,665,736              27,074,503              1,641,994                  4,002,487

DIVIDENDS TO
   SHAREHOLDERS
   FROM ($):

Investment income--
   net                                 (12,668,917)             (27,102,277)            (1,651,870)                (3,992,120)

Net realized gain on
   investments                                 --                        --                    --                     (10,396)

TOTAL DIVIDENDS                        (12,668,917)             (27,102,277)            (1,651,870)                (4,002,516)

BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 per share) ($):

Net proceeds from
   shares sold                        1,762,978,510           3,374,356,270            395,819,514                579,548,799

Dividends reinvested                      1,400,367               2,871,717                680,882                  1,501,989

Cost of shares
   redeemed                          (1,759,371,651)         (3,368,354,264)           (374,495,030)             (620,130,251)

INCREASE (DECREASE)
   IN NET ASSETS FROM
   BENEFICIAL INTEREST
   TRANSACTIONS                           5,007,226               8,873,723              22,005,366               (39,079,463)

TOTAL INCREASE
   (DECREASE) IN
   NET ASSETS                             5,004,045               8,845,949              21,995,490               (39,079,492)

NET ASSETS

Beginning of Period                     540,282,205             531,436,256              68,614,916               107,694,408

END OF PERIOD                           545,286,250             540,282,205              90,610,406                68,614,916

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS--Money Market Series

The  following tables describe the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 1999                               Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1998         1997          1996           1995          1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .022           .050          .051           .049          .054          .036

Distributions:

Dividends from investment

   income--net                                       (.022)         (.050)        (.051)         (.049)        (.054)        (.036)

Net asset value, end of period                       1.00           1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     4.54*          5.14          5.17           5.03          5.57          3.65

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .57*           .57           .57            .58           .62          .63

Ratio of net investment income

   to average net assets                             4.49*          5.02          5.06           4.91          5.43         3.59
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     545,286       540,282       531,436        483,156       401,032      362,825

*  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS--Government Series

                                          Six Months Ended
                                             June 30, 1999                               Year Ended December 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         1998         1997          1996           1995          1994
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                 .020          .048          .048           .047          .052          .034

Distributions:

Dividends from investment

   income--net                                        (.020)        (.048)        (.048)         (.047)        (.052)        (.034)

Net asset value, end of period                        1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     4.15*          4.87          4.95           4.84          5.36          3.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .63*           .68           .61            .63           .65           .69

Ratio of net investment income

   to average net assets                             4.11*          4.76          4.84           4.74          5.23          3.40
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      90,610        68,615       107,694        102,726        123,171      120,281

*  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset
value    per    share    of    $1.00    for    each    series.

The funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.
Under    the    terms    of    the    custody    agreement,
the Money Market Series receives net earning credits based on available cash balances left on deposit. Under the terms of the custody agreement, the Government Securities Series received net earnings credits of $1,112 during the period ended June 30, 1999 based on available cash balances on deposit. Income
earned    under    this    arrangement    is    included    in    interest.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

                                                             The Fund

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $34,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, $6,500 of the carryover expires in fiscal 2002 and $28,000 expires in 2006.

At June 30, 1999, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the Money Market Series and the Government Securities Series were charged $29,818 and $20,246, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the Money Market Series and the Government Securities Series were charged $47,456 and $1,950, respectively, pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus

                        Institutional

                        Money Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              179/195SA996